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                                                             Exhibit 10.16

                           SECRETARY'S CERTIFICATE
                           OF BRE PROPERTIES, INC.

     The undersigned, LeRoy E. Carlson, hereby certifies that (i) he is the duly elected, acting and qualified Secretary of BRE Properties, Inc., a Maryland corporation (the "Company"), and (ii) the following is a true, complete and correct copy of resolutions adopted by a vote of the duly elected Board of Directors of the Company at a meeting duly called and held on April 29, 1996:

             AMENDMENT OF NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

          WHEREAS, the Board of Directors of the Company deems it advisable and in the best interests of the Company and its shareholders for the Company's Amended and Restated Non-Employee Director Stock Option Plan (the "Plan") to be amended as set forth below;

          NOW, THEREFORE, BE IT:

          RESOLVED, that paragraph 4(b) of the Plan be and hereby is amended to read in its entirety as follows:

          "(b) ANNUAL STOCK OPTIONS FOR 12,500 SHARES IN LIEU OF CHAIRMAN FEES. In addition to the Options granted under paragraph 4(a), each Chairman of the Board of Directors of the Company who is not otherwise an employee of the Company (a "Non-Employee Chairman") shall receive the Options described in subparagraphs (i) or (ii) below, as applicable, and the Options described in subparagraph
          (iii) below, in lieu of any separate cash retainer otherwise payable to the Chairman for serving in his or her capacity as such.

               (i) INITIAL GRANT. Effective April 30, 1996, an initial grant of Options for 12,500 Shares shall be made to the Non-Employee Chairman then in office.

               (ii) GRANTS TO FUTURE CHAIRMEN. Any other person who hereafter becomes a Non-Employee Chairman shall automatically receive an Option for 12,500 Shares effective as of the date of his or her appointment as such.

               (iii) SUBSEQUENT ANNUAL GRANTS. In addition to the option grants provided for in subparagraphs (i) and (ii) of this paragraph 4(b), each Non-Employee Chairman shall automatically receive an additional Option for 12,500 Shares on each anniversary date of the date of grant of the Option received pursuant to subparagraphs (i) or (ii) of this paragraph 4(b)."


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          RESOLVED FURTHER, that the first clause of paragraph 4(c) of the
Plan be and hereby is amended to read as follows:

          "In addition to the Options granted pursuant to paragraphs (a) and
(b) above,"

                                     (end)

     IN WITNESS WHEREOF, I have signed this certificate as of this 29th day
of April, 1996.                                                    ----
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                                       BRE Properties, Inc.,
                                       a Maryland corporation


                                       By: /s/LeRoy E. Carlson
                                           -----------------------------------
                                       Name:  LeRoy E. Carlson
                                       Title: Secretary